LB SERIES FUND, INC.

                      Supplement to Prospectus Dated
                              May 1, 2000
                    Relating to the High Yield Portfolio


     Effective January 12, 2001, Thomas N. Haag, Assistant Vice President of Lutheran Brotherhood, and Mark L. Simenstad, Vice President of Lutheran Brotherhood, will serve as co-portfolio managers of the High Yield Portfolio of LB Series Fund, Inc. Mr. Haag has served as the portfolio manager of the High Yield Portfolio since 1992. Mr. Simenstad was employed by Lutheran Brotherhood from 1983 to 1993, serving as an analyst, research director, and portfolio manager. Mr. Simenstad then served as a portfolio manager with Investment Advisors, Inc. from 1993 to 1996, and chief investment officer for fixed-income investing at Voyageur Asset Management from 1996 until re-joining Lutheran Brotherhood in 1999. Effective January 12, 2001, Mr. Simenstad also will serve as the co-portfolio manager of Lutheran Brotherhood High Yield Fund, and he continues to serve as the portfolio manager of the Income Portfolio of LB Series Fund, Inc., a position he has held since 1999.



January 16, 2001




             PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS